UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 11, 2017

BROADWIND ENERGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34278	88-0409160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3240 South Central Avenue, Cicero, Illinois 60804

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (708) 780-4800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01 Other Events.

On February 1, 2017, Broadwind  Energy, Inc., a Delaware corporation (the “Company”), reported the completion of its acquisition of Red Wolf Company, LLC., a North Carolina limited liability company (“Red Wolf”).  In connection with the Registration Statement on Form S-3 (the “Form S-3”) to be filed by the Company on or about August 11, 2017,  the Company is filing this Current Report on Form 8-K (“Form 8-K”) for the purpose of incorporating into the Form S-3 (i) the audited financial statements of Red Wolf as of and for the years ended December 31, 2016 and December 31, 2015,  which are included as Exhibit 99.1 to this Form 8-K and incorporated herein by reference herein, and (ii) the unaudited pro forma combined consolidated balance sheet for the Company as of December 31, 2016 and the unaudited pro forma combined consolidated statement of operations of the Company for the year ended December 31, 2016, each giving effect to the acquisition of Red Wolf, which are included as Exhibit 99.2 to this Form 8-K and incorporated herein.

 (d) Exhibits

Exhibit No.	Description
23.1	Consent of Moore Beauston Woodham LLP
99.1	Audited financial statements as of and for the years ended December 31, 2016 and December 31, 2015
99.2	Unaudited pro forma combined consolidated balance sheet as of December 31, 2016 and unaudited pro forma combined consolidated statement of operations for the year ended December 31, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND ENERGY, INC.

August 11, 2017	By:	/s/ Jason L. Bonfigt

Jason L. Bonfigt
Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)